EXHIBIT 99.1

         The mortgage loans delivered to the Trust (the "Mortgage Loans") consisted of conventional, one-to four- family, adjustable-rate and fixed-rate mortgage loans. The Depositor purchased the Mortgage Loans from the Seller pursuant to the Mortgage Loan Purchase Agreement, dated as of the date of the prospectus supplement (the "Mortgage Loan Purchase Agreement"), between the Seller and the Depositor. Pursuant to the Pooling and Servicing Agreement, dated as of the Cut-off Date (the "Pooling and Servicing Agreement"), among the Depositor, the Master Servicer and the Trustee, the Depositor caused the Mortgage Loans to be assigned to the Trustee for the benefit of the certificateholders.

          The Mortgage Loans are secured by mortgages or deeds of trust or other similar security instruments creating first liens on residential properties (the "Mortgaged Properties") consisting of attached, detached or semi-detached one-to four-family dwelling units, individual condominium units or individual units in planned unit developments and manufactured housing. The Mortgage Loans have original terms to maturity of not greater than 30 years from the date on which the first payment was due on each Mortgage Loan.

         Each adjustable-rate Mortgage Loan accrued interest at the adjustable-rate calculated as specified under the terms of the related mortgage note and each fixed-rate Mortgage Loan has a Mortgage Rate that is fixed for the life of such Mortgage (each such rate, a "Mortgage Rate").

         Approximately 99.63% of the Mortgage Loans were originated by Ameriquest and approximately 0.367% of the Mortgage Loans were originated by the Seller's affiliate Town & Country Credit Corporation (together with Ameriquest, the "Originators"), in each case by aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date.

         Each adjustable-rate Mortgage Loan will accrue interest at a Mortgage Rate that is adjustable. The adjustable-rate Mortgage Loans provide for semi-annual adjustment to the Mortgage Rate thereon and for corresponding adjustments to the monthly payment amount due thereon, in each case on each adjustment date applicable thereto (each such date, an "Adjustment Date"). The first adjustment will occur after an initial period of two years after origination. On each Adjustment Date for each adjustable-rate Mortgage Loan, the Mortgage Rate thereon will be adjusted (subject to rounding) to equal the sum of the applicable Index (as defined below) and a fixed percentage amount (the "Gross Margin"). The Mortgage Rate on each adjustable-rate Mortgage Loan will not decrease on the first related Adjustment Date, will not increase by more than 2.000% per annum on the first related Adjustment Date (the "Initial Periodic Rate Cap") and will not increase or decrease by more than 1.000% per annum on any Adjustment Date thereafter (the "Periodic Rate Cap"). Each Mortgage Rate on each adjustable-rate Mortgage Loan will not exceed a specified maximum Mortgage Rate over the life of such Mortgage Loan (the "Maximum Mortgage Rate") or be less than a specified minimum Mortgage Rate over the life of such Mortgage Loan (the "Minimum Mortgage Rate"). Effective with the first monthly payment due on each adjustable-rate Mortgage Loan after each related Adjustment Date, the monthly payment amount will be adjusted to an amount that will amortize fully the outstanding principal balance of the related Mortgage Loan over its remaining term, and pay interest at the Mortgage Rate as so adjusted. Due to the application of the Periodic Rate Caps and the Maximum Mortgage Rates, the Mortgage Rate on each such adjustable-rate Mortgage Loan, as adjusted on any related Adjustment Date, may be less than the sum of the Index and the related Gross Margin, rounded as described herein. None of the adjustable-rate Mortgage Loans permits the related mortgagor to convert the adjustable Mortgage Rate thereon to a fixed Mortgage Rate.

         The Mortgage Loans will have scheduled monthly payments due on the first day of the month (with respect to each Mortgage Loan, a "Due Date"). Each Mortgage Loan will contain a customary "due-on-sale" clause which provides that (subject to state and federal restrictions) the Mortgage Loan must be repaid at the time of sale of the related mortgaged property or with the consent of the holder of the mortgage note assumed by a creditworthy purchaser of the related mortgaged property.

         None of the Mortgage Loans will be buydown mortgage loans.

         Approximately 71.04% of the Mortgage Loans as of the Cut-off Date, provide for payment by the mortgagor of a prepayment charge on certain principal prepayments, subject to certain limitations in the related mortgage note and limitations upon collection in the Pooling and Servicing Agreement. Generally, each such Mortgage Loan provides for payment of a prepayment charge on certain prepayments made within a defined period set forth in the related Mortgage Note (generally within the first three years but possibly as short as one year from the date of origination of such Mortgage Loan). The amount of the prepayment charge is as provided in the related Mortgage Note. The holders of the Class P Certificates will be entitled to all prepayment charges received on the Mortgage Loans in each loan group, and such amounts will not be available for distribution on the other classes of Certificates. Under certain instances, as described under the terms of the Pooling and Servicing Agreement, the Master Servicer may waive the payment of any otherwise applicable prepayment charge. Investors should conduct their own analysis of the effect, if any, that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans. The Depositor makes no representation as to the effect that the prepayment charges, and decisions by the Master Servicer with respect to the waiver thereof, may have on the prepayment performance of the Mortgage Loans.

The Mortgage Loans consist of 2,051 adjustable-rate and fixed-rate Mortgage Loans having an aggregate principal balance as of the Cut-off Date of approximately $300,005,332, after application of scheduled payments due on or before the Cut-off Date whether or not received and application of all unscheduled payments of principal received prior to the Cut-off Date. None of the Mortgage Loans had a first Due Date prior to February 2004 or after October 2004, or will have a remaining term to stated maturity of less than 112 months or greater than 360 months as of the Cut-off Date. The latest maturity date of any Mortgage Loan is September 2034.



-----------------------------------------------------------------------------------------------------------------------------------
                                                             COLLATERAL TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL                            REMAINING
                          NUMBER OF        BALANCE          % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                          MORTGAGE        AS OF THE          BALANCE AS OF       MATURITY    INCOME       RATES              OLTV
COLLATERAL TYPE             LOANS        CUT-OFF DATE      THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARMS                1,668         $254,999,820.12         85.00%            354       38.49       7.041     625       77.61
FIXED                        383           45,005,511.99         15.00             324       37.15       7.298     669       73.35
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     2,051         $300,005,332.11        100.00%            349       38.29       7.079     632       76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                    PRINCIPAL BALANCES AT ORIGINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                            PRINCIPAL                            REMAINING
          RANGE OF         NUMBER OF        BALANCE          % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
     PRINCIPAL BALANCES    MORTGAGE           AS OF          BALANCE AS OF       MATURITY     INCOME       RATES              OLTV
     AT ORIGINATION ($)     LOANS          ORIGINATION        ORIGINATION        (MONTHS)*     (%)*        (%)*     FICO*     (%)*
-----------------------------------------------------------------------------------------------------------------------------------
    Less than 50,000.01         6    $       252,625.00         0.08%               245       39.56        8.271     631     46.57
 50,000.01 - 100,000.00       657         51,360,120.00        17.09                334       35.91        7.840     627     73.23
100,000.01 - 150,000.00       619         77,410,617.00        25.76                346       37.59        7.244     627     77.26
150,000.01 - 200,000.00       368         64,001,440.00        21.30                354       38.66        6.967     627     77.57
200,000.01 - 250,000.00       239         53,721,850.00        17.88                356       39.39        6.878     625     77.37
250,000.01 - 300,000.00        67         18,291,088.00         6.09                359       41.02        6.462     655     76.71
300,000.01 - 350,000.00        42         13,662,496.00         4.55                355       37.77        6.325     660     80.18
350,000.01 - 400,000.00        28         10,448,502.00         3.48                359       39.35        6.533     652     81.77
400,000.01 - 450,000.00        13          5,491,738.00         1.83                359       39.44        6.416     655     78.55
450,000.01 - 500,000.00        12          5,864,056.00         1.95                354       43.77        6.535     665     80.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,051    $   300,504,532.00       100.00%               349       38.29        7.079     632     76.97
-----------------------------------------------------------------------------------------------------------------------------------

* Based on the original balances of the Mortgage Loans.


-----------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL BALANCES AS OF THE CUT-OFF DATE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
RANGE OF PRINCIPAL BALANCES   NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
AS OF THE                     MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
CUT-OFF DATE ($)                LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
    Less than 50,000.01            6      $       248,410.00        0.08%             248       39.68       8.300      629    46.34
 50,000.01 - 100,000.00          658           51,342,922.28       17.11              334       35.84       7.840      627    73.25
100,000.01 - 150,000.00          619           77,332,833.21       25.78              346       37.64       7.242      627    77.28
150,000.01 - 200,000.00          368           63,951,494.67       21.32              354       38.63       6.970      627    77.56
200,000.01 - 250,000.00          239           53,685,807.84       17.89              356       39.42       6.872      625    77.26
250,000.01 - 300,000.00           66           18,021,961.34        6.01              359       41.07       6.468      655    76.95
300,000.01 - 350,000.00           42           13,647,161.46        4.55              355       37.77       6.325      660    80.18
350,000.01 - 400,000.00           28           10,432,529.67        3.48              359       39.34       6.534      652    81.77
400,000.01 - 450,000.00           13            5,485,413.69        1.83              359       39.44       6.417      655    78.55
450,000.01 - 500,000.00           12            5,856,797.95        1.95              354       43.77       6.535      665    80.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,051      $   300,005,332.11      100.00%             349       38.29       7.079      632    76.97
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                       REMAINING TERM TO MATURITY
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL                           REMAINING
                            NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                            MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
RANGE OF MONTHS REMAINING     LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
 60.01 - 120.00                 12    $     1,013,808.61          0.34%             117       33.88       7.052      682     58.59
120.00 - 180.00                 75          7,179,534.93          2.39              178       35.78       7.339      649     68.78
180.01 - 240.00                 89          9,325,955.43          3.11              238       35.10       7.124      647     73.38
240.01 - 300.00                  9          1,253,195.37          0.42              298       39.85       7.108      684     76.56
300.01 - 360.00              1,866        281,232,837.77         93.74              359       38.47       7.071      631     77.36
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,051    $   300,005,332.11        100.00%             349       38.29       7.079      632     76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              MORTGAGE RATE
-----------------------------------------------------------------------------------------------------------------------------------
                                       PRINCIPAL                           REMAINING
                      NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
RANGE OF  CURRENT     MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
MORTGAGE RATES (%)      LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
 5.500 -   5.999         198     $    40,134,076.48        13.38%              354       38.13       5.907    673       75.54
 6.000 -   6.499         294          54,914,284.81        18.30               349       38.53       6.261    648       76.55
 6.500 -   6.999         576          88,655,606.15        29.55               349       37.95       6.757    635       75.04
 7.000 -   7.499         203          27,728,348.94         9.24               348       39.38       7.241    616       76.87
 7.500 -   7.999         354          42,928,887.04        14.31               349       37.21       7.763    613       78.89
 8.000 -   8.499         117          13,023,038.32         4.34               344       39.73       8.254    604       78.07
 8.500 -   8.999         152          17,160,265.50         5.72               355       38.47       8.772    599       81.69
 9.000 -   9.499          51           5,117,946.08         1.71               347       38.39       9.253    595       82.45
 9.500 -   9.999          68           6,738,005.79         2.25               342       39.28       9.754    588       81.52
10.000 -  10.499          15           1,444,054.41         0.48               351       40.01      10.256    599       79.25
10.500 -  10.999          14           1,255,025.25         0.42               336       42.95      10.737    584       84.02
11.000 -  11.499           5             518,913.01         0.17               347       38.61      11.108    583       84.22
11.500 -  11.999           3             241,056.83         0.08               359       42.24      11.714    594       80.53
12.500 -  12.999           1             145,823.50         0.05               359       45.00      12.600    594       85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 2,051     $   300,005,332.11       100.00%              349       38.29       7.079    632       76.97
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                      ORIGINAL LOAN-TO-VALUE RATIOS
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
     RANGE OF ORIGINAL        MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
  LOAN-TO-VALUE RATIOS (%)      LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
     <= 25.00                     10     $       846,473.35         0.28%             342       32.42       7.105      664    18.38
25.01 - 30.00                      8             616,492.31         0.21              337       38.15       7.552      637    27.76
30.01 - 35.00                     22           2,144,839.59         0.71              319       41.91       7.222      643    32.58
35.01 - 40.00                     18           1,766,539.98         0.59              335       34.34       7.115      656    38.09
40.01 - 45.00                     30           3,415,946.61         1.14              320       35.89       6.606      648    43.07
45.01 - 50.00                     53           7,047,118.04         2.35              335       36.11       6.632      653    47.72
50.01 - 55.00                     69           8,095,159.15         2.70              346       36.67       6.926      648    52.62
55.01 - 60.00                     81          11,580,117.62         3.86              345       37.21       6.731      626    57.51
60.01 - 65.00                    115          15,823,750.52         5.27              349       36.08       7.001      631    62.85
65.01 - 70.00                    161          22,686,833.13         7.56              345       36.92       6.830      632    67.63
70.01 - 75.00                    212          32,337,292.41        10.78              350       38.41       6.973      626    72.87
75.01 - 80.00                    307          45,484,315.03        15.16              349       37.23       7.008      627    78.22
80.01 - 85.00                    361          53,476,080.20        17.83              352       38.56       7.250      621    83.39
85.01 - 90.00                    604          94,684,374.17        31.56              353       39.86       7.225      638    89.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,051     $   300,005,332.11       100.00%             349       38.29       7.079      632    76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                        FICO SCORE AT ORIGINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                           REMAINING
                             NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                             MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME       RATES              OLTV
    RANGE OF FICO SCORES       LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
540 - 559                       95    $    11,647,024.61            3.88%            356       39.45        7.926     555    76.96
560 - 579                      275         33,199,338.72           11.07             352       38.70        7.866     570    76.90
580 - 599                      341         46,415,487.77           15.47             353       38.58        7.575     590    77.00
600 - 619                      251         32,902,116.07           10.97             347       38.30        7.350     610    76.39
620 - 639                      321         55,843,225.48           18.61             353       38.43        6.925     630    77.18
640 - 659                      244         42,068,273.60           14.02             349       38.50        6.689     650    78.27
660 - 679                      210         34,475,659.33           11.49             350       36.70        6.571     669    78.85
680 - 699                      104         14,993,624.07            5.00             345       39.91        6.385     689    76.35
700 - 719                       81         10,904,815.80            3.63             340       36.55        6.558     709    74.99
720 - 739                       61          8,469,392.29            2.82             342       37.88        6.596     730    75.51
740 - 759                       33          4,258,338.96            1.42             327       39.67        6.491     749    69.02
760 - 779                       18          2,142,659.26            0.71             316       35.68        6.572     768    67.98
780 - 799                       15          2,250,429.57            0.75             347       36.59        6.493     789    70.28
800 - 819                        2            434,946.58            0.14             338       33.00        6.607     806    77.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                       2,051    $   300,005,332.11          100.00%            349       38.29        7.079     632    76.97
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                          DEBT-TO-INCOME RATIO
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
RANGE OF DEBT-TO-INCOME       MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
RATIOS (%)                      LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
      <= 20.000                  123    $    15,424,862.02         5.14%              344       14.96      6.986   637       72.99
20.001 - 25.000                  174         21,919,973.74         7.31               345       23.32      7.048   640       74.92
25.001 - 30.000                  204         28,164,746.04         9.39               348       28.01      7.148   629       75.72
30.001 - 35.000                  284         40,671,246.56        13.56               347       33.17      7.050   629       75.80
35.001 - 40.000                  307         46,151,922.81        15.38               351       38.09      7.026   634       76.99
40.001 - 45.000                  379         57,182,570.57        19.06               349       43.09      7.154   632       78.35
45.001 - 50.000                  558         86,381,369.76        28.79               352       48.25      7.060   630       78.18
50.001 - 55.000                   22          4,108,640.61         1.37               359       52.69      7.386   616       78.13
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,051    $   300,005,332.11       100.00%              349       38.29      7.079   632       76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                         GEOGRAPHIC DISTRIBUTION
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL                           REMAINING
                            NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                            MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
STATE                         LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
California                    492       $  97,691,994.86        32.56%             351         38.96       6.623     638     73.50
Florida                       298          33,979,259.74        11.33              344         38.13       7.215     629     77.56
Maryland                      157          24,132,220.29         8.04              350         36.83       7.146     626     80.68
New York                       99          15,306,591.50         5.10              348         37.46       7.381     640     72.42
Massachusetts                  88          15,036,247.88         5.01              356         37.56       6.935     625     71.18
Illinois                      106          13,800,693.70         4.60              350         38.29       7.675     628     80.07
Pennsylvania                   93          11,833,374.10         3.94              344         40.67       7.332     617     81.49
Michigan                       74           6,996,095.72         2.33              345         34.94       7.294     637     77.72
Washington                     47           6,912,481.07         2.30              355         35.54       7.227     621     79.23
Connecticut                    42           6,461,918.12         2.15              355         38.71       7.090     631     79.28
Minnesota                      41           5,912,691.28         1.97              355         36.27       7.059     627     77.45
Georgia                        41           5,184,724.58         1.73              354         36.28       8.140     616     81.83
Missouri                       48           4,856,853.63         1.62              345         35.85       7.382     628     83.30
Arizona                        43           4,709,381.48         1.57              349         37.93       7.189     634     76.72
Ohio                           40           4,352,894.09         1.45              336         36.29       7.102     620     79.06
Wisconsin                      32           3,568,151.73         1.19              349         40.63       7.629     636     80.40
Rhode Island                   19           3,230,740.66         1.08              352         39.83       6.633     641     76.87
North Carolina                 25           3,166,587.74         1.06              355         39.46       7.855     621     83.62
Nevada                         20           3,081,312.53         1.03              354         39.73       7.107     634     79.77
New Jersey                     15           2,957,841.87         0.99              359         38.87       6.998     640     74.36
Other                         231          26,833,275.54         8.94              345         39.44       7.519     634     82.70
-----------------------------------------------------------------------------------------------------------------------------------
Total:                      2,051        $300,005,332.11       100.00%             349         38.29       7.079     632     76.97
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                              OCCUPANCY STATUS
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                              MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
OCCUPANCY STATUS*               LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Owner Occupied                1,998      $294,082,498.92          98.03%              349        38.38      7.076     631     77.00
Non-owner Occupied               45         5,065,718.99           1.69               355        33.85      7.244     652     74.42
Second Home                       8           857,114.20           0.29               359        33.77      7.138     678     81.15
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,051      $300,005,332.11         100.00%              349        38.29      7.079     632     76.97
-----------------------------------------------------------------------------------------------------------------------------------

* Based on mortgagor representation at origination.


-----------------------------------------------------------------------------------------------------------------------------------
                                                            DOCUMENTATION TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                              MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME       RATES              OLTV
INCOME  DOCUMENTATION           LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Full Docs                      1,583        $228,163,943.88        76.05%            349         38.14      7.025     629     77.71
Stated Docs                      265          41,314,512.40        13.77             352         38.79      7.245     647     71.79
Limited Docs                     203          30,526,875.83        10.18             349         38.72      7.26      635     78.43
-----------------------------------------------------------------------------------------------------------------------------------
Total:                         2,051        $300,005,332.11       100.00%            349         38.29      7.079     632     76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                               LOAN PURPOSE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                              MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME       RATES              OLTV
PURPOSE                         LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Refi-Cashout**                1,943       $284,016,679.77           94.67%            350         38.26      7.087     632    76.90
Refi No Cashout***              108         15,988,652.34            5.33             348         38.71      6.945     630    78.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,051       $300,005,332.11          100.00%            349         38.29      7.079     632    76.97
-----------------------------------------------------------------------------------------------------------------------------------

** Cash proceeds to the borrower inclusive of debt consolidation payments exceed
   2% or $2,000 of the original principal balance of the related loan. Also includes all home equity loans originated in Texas with any cash proceeds.
***Cash proceeds to the borrower inclusive of debt consolidation payments do not exceed 2% or $2,000 of the original principal balance of the related loan. Excludes home equity loans originated in Texas with any cash proceeds.



-----------------------------------------------------------------------------------------------------------------------------------
                                                               CREDIT GRADE
-----------------------------------------------------------------------------------------------------------------------------------
                                              PRINCIPAL                           REMAINING
                             NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                             MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME       RATES              OLTV
RISK CATEGORY                  LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
8A                              164        $ 21,841,470.98         7.28%             335       37.39        6.546     741     72.99
7A                              136          19,702,266.32         6.57              344       39.10        6.365     693     75.80
6A                              183          29,706,592.79         9.90              349       36.82        6.496     669     79.15
5A                              184          31,379,491.81        10.46              349       38.34        6.579     650     80.08
4A                              244          43,263,798.13        14.42              353       38.91        6.784     632     77.58
3A                              187          25,302,661.72         8.43              347       38.18        7.128     621     75.27
2A                              586          81,021,424.96        27.01              352       38.66        7.385     595     78.10
A                               247          31,835,646.30        10.61              351       37.77        7.913     587     75.90
B                               120          15,951,979.10         5.32              356       38.81        8.271     595     71.12
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        2,051        $300,005,332.11       100.00%             349       38.29        7.079     632     76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                              PROPERTY TYPE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                              MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
PROPERTY TYPE                   LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Detached          1,958      $284,325,886.66         94.77%              349      38.24        7.093    632     76.90
Condominium                        85        14,669,588.78          4.89               357      39.26        6.822    627     78.61
PUD                                 5           542,324.31          0.18               310      35.96        6.796    715     70.35
Single-Family Attached              3           467,532.36          0.16               358      39.33        6.929    648     77.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,051      $300,005,332.11        100.00%              349      38.29        7.079    632     76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                     PREPAYMENT CHARGE TERM AT ORIGINATION
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
PREPAYMENT CHARGE TERM AT     MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME     RATES              OLTV
ORIGINATION (MOS.)              LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)       (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
0                                 604       $  86,878,314.93       28.96%            353        38.19       7.432     629     78.20
12                                 43           5,977,933.32        1.99             341        36.73       7.017     662     73.74
30                                  5           1,061,773.13        0.35             358        37.47       7.021     633     83.44
36                              1,399         206,087,310.73       68.69             348        38.38       6.933     632     76.51
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,051        $300,005,332.11      100.00%            349        38.29       7.079     632     76.97
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                           CONFORMING BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                              MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
CONFORMING BALANCE              LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
Conforming Balance              1,989      $275,455,371.76           91.82%            349      38.17      7.133      630     76.64
Non-Conforming Balance             62        24,549,960.35            8.18             357      39.65      6.473      654     80.66
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          2,051      $300,005,332.11          100.00%            349      38.29      7.079      632     76.97
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           MAXIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
RANGE OF MAXIMUM MORTGAGE     MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME       RATES             OLTV
RATES (%)                       LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
11.500 - 11.999                 185         $37,980,450.09        14.89%             356       38.38        5.907     671     75.70
12.000 - 12.499                 254          48,391,593.21        18.98              353       38.62        6.263     643     77.28
12.500 - 12.999                 452          72,446,570.79        28.41              355       38.23        6.764     621     76.25
13.000 - 13.499                 173          24,603,096.37         9.65              350       39.47        7.242     606     77.31
13.500 - 13.999                 288          36,478,830.10        14.31              354       37.63        7.770     605     79.38
14.000 - 14.499                  78           9,245,883.65         3.63              348       40.56        8.238     592     79.13
14.500 - 14.999                 118          13,417,965.60         5.26              357       37.75        8.774     598     81.97
15.000 - 15.499                  39           3,949,990.61         1.55              354       38.69        9.259     594     81.61
15.500 - 15.999                  53           5,582,644.56         2.19              354       39.49        9.765     588     82.72
16.000 - 16.499                  11           1,146,887.91         0.45              359       40.20        10.30     595     78.58
16.500 - 16.999                  10             955,031.08         0.37              359       43.38        10.77     589     82.78
17.000 - 17.499                   4             486,674.78         0.19              359       38.59        11.10     584     87.96
17.500 - 17.999                   2             168,377.87         0.07              358       41.49        11.61     599     79.28
18.500 - 18.999                   1             145,823.50         0.06              359       45.00        12.60     594     85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,668        $254,999,820.12       100.00%             354       38.49        7.041     625     77.61
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                           MINIMUM MORTGAGE RATES OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                           REMAINING
                               NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
RANGE OF MINIMUM MORTGAGE      MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
RATES (%)                        LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)       (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
  5.500 - 5.999                   185    $    37,980,450.09        14.89%            356          38.38      5.907     671    75.70
  6.000 - 6.499                   254         48,391,593.21        18.98             353          38.62      6.263     643    77.28
  6.500 - 6.999                   452         72,446,570.79        28.41             355          38.23      6.764     621    76.25
  7.000 - 7.499                   173         24,603,096.37         9.65             350          39.47      7.242     606    77.31
  7.500 - 7.999                   288         36,478,830.10        14.31             354          37.63      7.770     605    79.38
  8.000 - 8.499                    78          9,245,883.65         3.63             348          40.56      8.238     592    79.13
  8.500 - 8.999                   118         13,417,965.60         5.26             357          37.75      8.774     598    81.97
  9.000 - 9.499                    39          3,949,990.61         1.55             354          38.69      9.259     594    81.61
  9.500 - 9.999                    53          5,582,644.56         2.19             354          39.49      9.765     588    82.72
10.000 - 10.499                    11          1,146,887.91         0.45             359          40.20     10.30      595    78.58
10.500 - 10.999                    10            955,031.08         0.37             359          43.38     10.77      589    82.78
11.000 - 11.499                     4            486,674.78         0.19             359          38.59     11.10      584    87.96
11.500 - 11.999                     2            168,377.87         0.07             358          41.49     11.61      599    79.28
12.500 - 12.999                     1            145,823.50         0.06             359          45.00     12.60      594    85.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,668    $   254,999,820.12       100.00%            354          38.49      7.041     625    77.61
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                                    MARGINS OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                                PRINCIPAL                           REMAINING
                               NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
                               MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME       RATES           OLTV
RANGE OF MORTGAGE MARGINS (%)   LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)      (%)        FICO     (%)
-----------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.249                       3        $      372,005.12         0.15%           359       33.19      6.087      731   77.68
4.250 - 4.449                       1               150,871.26         0.06            359       48.00      6.800      648   89.68
4.500 - 4.749                       8               988,817.11         0.39            359       42.06      6.560      702   79.76
4.750 - 4.999                      73            11,102,158.10         4.35            356       38.54      6.374      728   77.15
5.000 - 5.249                     103            16,570,654.90         6.50            356       39.98      6.144      682   76.25
5.250 - 5.499                     134            24,018,971.61         9.42            354       37.29      6.430      664   80.67
5.500 - 5.749                     168            30,622,677.08        12.01            356       38.59      6.564      644   80.97
5.750 - 5.999                     274            45,987,549.51        18.03            355       38.51      6.840      621   77.40
6.000 - 6.249                     650            91,940,015.79        36.05            351       38.64      7.327      599   77.15
6.250 - 6.499                     167            21,438,074.61         8.41            355       37.01      7.979      588   76.20
6.500 - 6.749                      87            11,808,025.03         4.63            358       39.69      8.329      596   71.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,668          $254,999,820.12       100.00%           354       38.49      7.041      625   77.61
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------------------------
                                              NEXT RATE ADJUSTMENT DATE OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                               PRINCIPAL                           REMAINING
                              NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
NEXT RATE                     MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
ADJUSTMENT  DATE               LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
2006-01                             5     $       793,130.97       0.31%              352        42.51      7.022     654     80.31
2006-02                             5             749,636.74       0.29               353        35.32      6.887     645     83.19
2006-03                             1             145,108.55       0.06               354        40.00      5.950     674     84.93
2006-04                             6             502,626.15       0.20               355        31.29      7.208     648     73.69
2006-05                             2             105,349.17       0.04               356        33.81      7.382     665     90.00
2006-06                             3             275,546.22       0.11               357        37.58      6.136     650     81.82
2006-07                           318          49,734,703.69      19.50               353        39.26      6.899     619     77.34
2006-08                         1,276         196,074,804.63      76.89               354        38.33      7.067     627     77.64
2006-09                            52           6,618,914.00       2.60               355        38.01      7.388     613     77.37
-----------------------------------------------------------------------------------------------------------------------------------
Total:                          1,668        $254,999,820.12     100.00%              354        38.49      7.041     625     77.61
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            INITIAL PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL                           REMAINING
                            NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
INITIAL PERIODIC            MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
RATE CAP (%)                 LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
2.000                         1,668       $254,999,820.12         100.00%           354       38.49      7.041     625       77.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                        1,668       $254,999,820.12         100.00%           354       38.49      7.041     625       77.61
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                            SUBSEQUENT PERIODIC RATE CAP OF THE ADJUSTABLE-RATE LOANS
-----------------------------------------------------------------------------------------------------------------------------------
                                             PRINCIPAL                           REMAINING
                            NUMBER OF        BALANCE         % OF PRINCIPAL       TERM TO     DEBT-TO-    MORTGAGE
SUBSEQUENT                 MORTGAGE        AS OF THE         BALANCE AS OF       MATURITY    INCOME      RATES              OLTV
PERIODIC RATE CAP (%)       LOANS        CUT-OFF DATE     THE CUT-OFF DATE      (MONTHS)      (%)        (%)      FICO      (%)
-----------------------------------------------------------------------------------------------------------------------------------
1.000                      1,668         $254,999,820.12         100.00%           354      38.49        7.041     625       77.61
-----------------------------------------------------------------------------------------------------------------------------------
Total:                     1,668         $254,999,820.12         100.00%           354      38.49        7.041     625       77.61
-----------------------------------------------------------------------------------------------------------------------------------